                                                                      Exhibit 99


The Receivables have the following characteristics as of August 1, 2002 (the "Cutoff Date"):


Composition of the Receivables

     The composition of the receivables as of Cutoff Date is as follows:


oAggregate Outstanding
   Principal Balance               $235,000,000.30

oCredit Quality as a
   Percentage of
   Aggregate Outstanding
   Principal Balance

    o prime                                57.00%
    o non-prime                            42.00%
    o sub-prime                             1.00%

o Number of Receivables                    13,401

o Average Outstanding
   Principal Balance                   $17,536.00

o Average Original
   Amount Financed                     $18,562.65

o Weighted Average APR                     10.76%

o Weighted Average
   Original Term                     68.27 months

o Weighted Average
   Remaining Term                    65.61 months

             Credit Quality of the Receivables as of the Cutoff Date

                                                                             Weighted
                                                                 Weighted    Average
                         Aggregate                                Average    Remaining     Average        Average
                        Outstanding                  Weighted    Original      Term      Outstanding      Original
Class of                 Principal       Number of   Average       Term      (in          Principal        Amount
Receivables(1)            Balance        Receivables    APR     (in months)   months)      Balance        Financed
--------------            -------        -----------    ---     -----------   -------      -------        --------
Prime                   $133,950,551.55       7,473       8.87         69.1       66.3     $19,196.79      $17,924.60
Non-Prime                $98,699,714.69       5,739      13.14         67.2       64.9     $17,903.66      $17,198.07
Sub-Prime                 $2,349,734.06         189      18.53         61.8       58.0     $13,498.87      $12,432.46
                          -------------         ---      -----         ----       ----     ----------      ----------
Total                   $235,000,000.30      13,401      10.76         68.3       65.6     $18,562.65      $17,536.00

----------
     (1) The Receivables have been allocated to the prime, non-prime and sub-prime categories based on Franklin Capital's underwriting criteria. There can be no assurance that greater percentages would not be classified as non-prime or sub-prime under criteria used by other auto lenders.



      Distribution by New and Used Financed Vehicles as of the Cutoff Date


                                                                   Percentage of
                                                 Aggregate         Aggregate
                                                Outstanding       Outstanding
                             Number of           Principal         Principal
                            Receivables           Balance         Balance(1)
                            -----------           -------         ----------

New                               5,038      $106,115,649.56          45.16%

Used                              8,363       128,884,350.74          54.84%
                                  -----       --------------          -----

          Total                  13,401      $235,000,000.30         100.00%
                                 ======      ===============         ======
----------

(1)  Percentages may not add to 100.00% because of rounding.

        Geographic Distribution of the Receivables as of the Cutoff Date


                                                                   Percentage of
                                             Aggregate              Aggregate
                                            Outstanding            Outstanding
                         Number of           Principal              Principal
State(1)                Receivables             Balance             Balance(3)
--------                -----------     -----------------------     ----------

California                  5,096           $83,889,785.54               35.70%

Arizona                     3,331            63,367,256.69               26.96%

Nevada                      2,994            55,204,061.95               23.49%

Oregon                        576             9,861,285.96                4.20%

New Mexico                    590             9,287,218.15                3.95%

Washington                    279             4,716,631.56                2.01%

Kansas                        229             4,295,577.17                1.83%

Other(2)                      306             4,378,183.28                1.86%
                              ---             ------------                ----

          Total            13,401          $235,000,000.30              100.00%
                           ======          ===============              ======
----------

(1)  Based on billing addresses of the Obligors as of the Cutoff Date.

(2) Includes states with concentrations less than 1.00% by outstanding principal balance.

(3)  Percentages may not add to 100.00% because of rounding.

        Distribution by Outstanding Principal Balance of the Receivables
                              as of the Cutoff Date


                                                                                   Percentage of
                                                              Aggregate              Aggregate
                                                             Outstanding            Outstanding
Range of Outstanding                     Number of            Principal              Principal
Principal Balance                       Receivables             Balance              Balance(1)
-----------------                       -----------             -------              ----------
 $       0.00 to     $4,999.99               454              $1,527,870.31              0.65%

 $   5,000.00 to     $9,999.99             1,587               12,713,123.89             5.41%

 $  10,000.00 to    $14,999.99             3,407               43,040,902.76            18.32%

 $  15,000.00 to    $19,999.99             3,319               57,777,560.43            24.59%

 $  20,000.00 to    $24,999.99             2,531               56,572,224.83            24.07%

 $  25,000.00 to    $29,999.99             1,292               35,151,021.23            14.96%

   $30,000.00 and greater                    811               28,217,296.85            12.01%
                                             ---               -------------            -----

          Total                           13,401             $235,000,000.30           100.00%
                                          ======             ===============           ======

----------

(1)  Percentages may not add to 100.00% because of rounding.



 Distribution by Annual Percentage Rate of the Receivables as of the Cutoff Date

                                                                                Percentage of
                                                           Aggregate              Aggregate
                                                          Outstanding            Outstanding
Range of Annual                        Number of           Principal              Principal
Percentage Rate                       Receivables            Balance              Balance(1)
---------------                       -----------            -------              ----------
   6.49%  to    6.99%                     1,330           $22,440,229.59            9.55%

   7.00%  to    7.99%                     1,623           $29,929,708.33           12.74%

   8.00%  to    8.99%                     1,809           $35,397,533.32           15.06%

   9.00%  to    9.99%                     1,956           $37,939,893.05           16.14%

10.00%    to   10.99%                     1,379           $25,864,216.48           11.01%

11.00%    to   11.99%                       932           $16,586,352.13            7.06%

12.00%    to   12.99%                     1,035           $17,778,375.61            7.57%

13.00%    to   13.99%                       676           $11,492,367.26            4.89%

14.00%    to   14.99%                       664           $10,876,528.39            4.63%

15.00%    to   15.99%                       548            $8,507,039.66            3.62%

16.00%    to   16.99%                       417            $5,836,240.04            2.48%

17.00%    to   17.99%                       264            $3,495,869.78            1.49%

18.00%    to   18.99%                       283            $3,628,837.44            1.54%

19.00%    to   19.99%                       173            $1,975,023.54            0.84%

  20.00% and greater                        312            $3,251,785.68            1.38%

          Total                          13,401            $235,000,000.30         100.00%
                                         ======            ===============         ======

----------

(1)  Percentages may not add to 100.00% because of rounding.

     Distribution by Original Term of the Receivables as of the Cutoff Date



                                                                   Percentage of
                                                 Aggregate         Aggregate
                                                Outstanding       Outstanding
                                Number of        Principal         Principal
Range of Original Term         Receivables        Balance         Balance(1)
----------------------         -----------   ----------------     ----------
12 Months and under                    4          $32,909.80          0.01%

13 to 24 Months                       53         $300,397.02          0.13%

25 to 36 Months                      264       $2,167,792.11          0.92%

37 to 48 Months                      607       $6,519,464.88          2.77%

49 to 60 Months                    4,830      $66,880,868.04         28.46%

61 to 72 Months                    6,924     $139,348,314.58         59.30%

73 to 84 Months                      719      $19,750,253.87          8.40%

          Total                   13,401     $235,000,000.30         100.00%
----------

(1)  Percentages may not add to 100.00% because of rounding.



     Distribution by Remaining Term of the Receivables as of the Cutoff Date

                                                                   Percentage of
                                                  Aggregate         Aggregate
                                                 Outstanding       Outstanding
                                Number of         Principal         Principal
Range of Remaining Term        Receivables         Balance          Balance(1)
-----------------------        -----------         -------          ----------

12 Months and under                275           $922,740.00             0.39%

13 to 24 Months                    398          2,547,130.13             1.08%

25 to 36 Months                    340          2,871,282.29             1.22%

37 to 48 Months                    636          6,875,499.09             2.93%

49 to 60 Months                  4,557         66,198,598.32            28.17%

61 to 72 Months                  6,493        136,028,896.76            57.88%

73 to 84 Months                    702         19,555,853.71             8.32%

          Total                  13,401      $235,000,000.30           100.00%
                                 ======      ===============           ======
----------

(1)  Percentages may not add to 100.00% because of rounding.